                                                                   EXHIBIT 10.10



                                TRW PROPRIETARY


                     CONTRACT CHANGE NOTICE AMENDMENT NO. 5
                                       TO
                      TRW / STANFORD WAFER SUPPLY AGREEMENT
                               AGREEMENT NO. 1A551

THIS AMENDMENT ("Amendment") is made and entered into and between Stanford Microdevices, Inc. ("Buyer") and TRW Inc., by and through its Space and Electronics Group, a corporation organized and existing under the laws of Ohio, having offices at Redondo Beach, California, USA ("TRW").

        WHEREAS, Buyer and TRW entered into Agreement No. 1A551 with an effective date of August 19, 1998.

        WHEREAS, Buyer and TRW desire to amend the Agreement in order to provide for expedited production.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

Article 3, Effective Date and Term: Delete "31 December 2000" and replace with "31 December 2001."

Article 13, Notices: Delete "Mr. Patrick J. Reynolds, Phone 310-812-7602" and replace with "Mr. Joe A. Mathis, Phone 310-814-2228."

Article 15, Intellectual Property, Section 15.3 Marking: Delete "Mr. Patrick J. Reynolds" and replace with "Mr. Joe A. Mathis."

Exhibit IB, Price and Minimum Quantities, as revised through Revision 4 is deleted and replaced with Exhibit IB - Revision 5 dated November 1, 2000 (Copy attached).

Add the following exhibit: Exhibit 1D, Time and Material (T&M) Labor Rates, Calendar Year 2001.

The above changes constitute Contract Change Notice No.5 to the Agreement. Except as expressly provided hereinabove all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and TRW. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.


Buyer:                                       TRW Inc.
                                             Space and Electronics Group

By: /s/ Jerry Quinnell                       By: /s/ Wes Bush
    -------------------------------              -------------------------------
Name:   Jerry Quinnell                       Name: Wes Bush
Title: Chief Operating Officer               Title: Vice President & Deputy
       Stanford Microdevices, Inc.                  General Manager TRW Ventures
Date:                                        Date:



                                 TRW PROPRIETARY

                                 TRW PROPRIETARY


                            EXHIBIT 1B - REVISION 5
              PRICE, MINIMUM QUANTITIES, DELIVERY SCHEDULE AND SITE
                               CALENDAR YEAR 2001


A.      PRICE

    1.  3" GaAs HBT Wafers - The provisions for the Minimum Quantity Purchase
        (MQP) price are stipulated in Paragraph "B" below.

                QTY          MQP Price*          Reversion Price*
                ---          ----------          ----------------
               [***]           [***]                  [***]

        Price quoted above strictly apply to wafers purchased within the same calendar year.

        *  Prices for TRW & SMDI Designs are the same.

        ** TRW Design consists of Darlington Amplifiers - Part Numbers: DAMXX,
           DAPXX, PAD1;
           SDMI Design consists of Part Numbers: PAD2, SMDXX and circuits for the following products Stanford Microdevices SXT -- 1,2,3, SXL -- 1,2,3 and SXA -- 1,2,3.

    2. Time & Material (T&M) Engineering Support for Failure Analysis and Device Troubleshooting, Mask Layouts, and related support, shall be billed per the hourly rates per Exhibit 1D. Material and Other Direct Costs (ODC) will be billed as incurred.

    3.  Accelerated Lot Option(1)

                   Deliverable          Standard Process Price
                   -----------          ----------------------
                      [***]                     [***]

Note 1) Only one (1) order for an Accelerated lot can be accepted for processing at any time from all Stanford Microdevices contracts.

Note 2) Accelerated lot pricing is only valid if wafers are shipped to Buyer not later than 45 days from receipt of order or lot start, whichever is later. TRW will deliver a minimum of [***] wafers for a [***] wafer lot start. For a lot that is designated as Accelerated after it has already started fabrication, the shipment date will be determined as follows; 1+(1-EV) x 45 days from the time the lot is designated Accelerated at TRW. EV equals the Earned Value or percent complete of the in-process lot.

Note 3) If the shipment date to Stanford Microdevices is 46 days or later (or as defined above for a lot in process) from receipt of order or lot start, option price shall not be charged. The option is available when ordered in conjunction with a production lot or for a lot in process.


    4. Non-recurring costs associated with the upgrading of masksets shall be the responsibility of SMDI.



*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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

                                 TRW PROPRIETARY



                       EXHIBIT 1B - REVISION 5 (CONTINUED)
              PRICE, MINIMUM QUANTITIES, DELIVERY SCHEDULE AND SITE
                               CALENDAR YEAR 2001



B.      MINIMUM QUANTITIES DURING CALENDAR YEAR 2001

        1) The minimum purchase quantity of HBT wafers for Calendar Year 2001 shall be:

                        Product              Number of Wafers
                        -------              ----------------
                     3" GaAs Process              [***]
                     Wafers

        If Buyer fails to purchase the minimum quantity, the price reverts to the reversion price of [***] per wafer. Prices are valid and purchase order quantities shall be measured by all orders received by TRW, starting 1 January 2001.


C.      SITE

        Stanford Microdevices
        522 Almanor Avenue
        Sunnyvale, CA 94086

D.      DELIVERY SCHEDULE

        Wafers will be shipped to Buyer not later than ten (10) weeks from the first Monday after receipt of valid order.

E.      LIFE TIME BUY OPTION

        TRW has previously agreed to provide up to [***] wafers to Buyer. As of 31 December 2000 TRW will have shipped approximately shipped [***] wafers to Buyer. TRW will notify Buyer when it plans to obsolete or upgrade its HBT MMIC fabrications process. TRW will provide this notification to Buyer at least six months prior to the time that TRW will no longer accept orders for said Product. A delivery schedule will be negotiated at the time the option is exercised, prior to TRW's initiating performance of the option.




*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                TRW PROPRIETARY

Stanford Microdevices, Inc. Sales Agreement No. 1A551

E.    LIFE TIME BUY OPTION

      TRW has previously agreed to provide up to [***] wafers to Buyer. As of 31 December 2000 TRW will have shipped approximately shipped [***] wafers to Buyer. TRW will notify Buyer when it plans to obsolete or upgrade its HBT MMIC fabrication process. TRW will provide this notification to Buyer at least six months prior to the time that TRW will no longer accept orders for said Product. A delivery schedule will be negotiated at the time the option is exercised, prior to TRW's initiating performance of the option.








*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.






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
                                TRW PROPRIETARY

Stanford Microdevices, Inc. Sales Agreement No. 1A551
                                                      Amendment No. 5/Revision 5


                                   EXHIBIT 1D
                      TIME AND MATERIAL (T&M) LABOR RATES
                               CALENDAR YEAR 2001

ACCT. CODE        LABOR CATEGORY                HOURLY RATES
----------        --------------                ------------
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]
[***]             [***]                            [***]

Notes: 1) [***]
       2) [***]






*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.






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